UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 1, 2006
NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-27038 (Commission File Number)	94-3156479 (IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (781) 565-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events
On March 1, 2006, Nuance Communications, Inc. and Dictaphone Corporation issued a joint press release announcing that the United States Department of Justice had granted termination of the waiting period under the Hart-Scott-Rodino Act for the proposed merger of Dictaphone with Nuance. The release also announces that the merger is presently scheduled to close by March 31, 2006, subject to satisfaction of customary closing conditions. A copy of the release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

	99.1	Press release announcing termination of Hart-Scott-Rodino waiting period for merger of Dictaphone with Nuance.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.

Date: March 1, 2006	By:	/s/ James R. Arnold, Jr.

James R. Arnold, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing termination of Hart-Scott-Rodino waiting period for merger of Dictaphone with Nuance.